Exhibit 31.2

ANNUAL CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas P. Benson, certify that:

1. I have reviewed this annual report on Form 10-K/A of CKX, Inc. for the year ended December 31, 2010;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/  Thomas P. Benson
Thomas P. Benson
Chief Financial Officer, Executive Vice President And
Treasurer (Principal Financial and Accounting Officer)

Date: May 2, 2011

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